Investor Presentation Fall 2024

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non- renewals of significant customer contracts; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; the potential dilutive effect of our common stock offerings. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class Customer Service Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1 Fall 2023

Company Snapshot

Global leader in temperature-controlled logistics real estate and value added services focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Geographic Operations	Estimate of N.A. Market Share	Number of Customers	Number of Pallet Positions
239	*208 owned (1), 27 capital / operating leased, 4 managed*	*1.4bn cubic feet / 45.3mm square feet*	*6.0mm cubic feet / 189K square feet*	*North America, Europe, Asia-Pacific and South America*	*17.8% (2)*	*~3,500*	*~5.5mm*

Financial Highlights

$10.7bn	*Total Enterprise Value (3)*
$7.3bn	*Equity Market Cap (3)*
5.3% / 19.3%	*2Q24 Total Revenue / NOI Growth Rate (4)*
$626mm	*LTM PF Core EBITDA*
$0.88	*2Q24 Annualized Dividend per Share*

LTM 6/30/24 Segment Breakdown


Revenue
Warehouse
90%
LTM 6/30/24
TOTAL REVENUE
$2,673mm
8%
1%
Third-Party Managed
Transportation


Contribution / NOI (5)
Warehouse
94%
LTM 6/30/24
TOTAL CONTRIBUTION (NOI)
$825mm
5%
1%
Third-Party Managed
Transportation

Note: Figures as of June 30, 2024. Figures may not sum due to rounding
(1) Includes 14 ground leased assets
(2) 2024 GCCA North American Top 25 List (April 2024), per GCCA website.
(3) Based on COLD share price of $25.54 as of June 30, 2024
(4) Represents share of Revenues and NOI from Same Store Warehouse Segment on a constant currency basis
(5) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

americold

2

Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

Segment Overview

Warehouse (Storage and Handling)

- Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income
- Comprehensive value-add services
- Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface



Clearfield Distribution Facility – Clearfield, UT

Select Customers: CONAGRA BRANDS, Wakefern Food Corp., DANONE WAVE, Walmart, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield

% of Contribution (1):



Warehouse NOI
94%

Third-Party Managed

- Warehouse management services provided at customer-owned facilities
- Operating costs passed through to customers

Select Customers: Woolworths, KraftHeinz, LambWeston



1%
Third-Party Managed

Transportation

- Asset-light consolidation, management and brokerage services
- Complements warehouse segment
- Enhances customer retention and drives warehouse storage and occupancy
- Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale

Select Customers: Michael Foods, Krispy Kreme Doughnuts, Restaurant Depot, White Castle, USDA, InnovAsian



5%
Transportation

(1) Figures as of June 30, 2024.

4

americold

# of Facilities 195 25 17 2 239 Square Feet (mm) 39.5 3.5 2.0 0.2 45.3 Cubic Feet (mm) 1,245 115 76 10 1,445 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of June 30, 2024. Figures may not sum due to rounding. Figures do not include Americold’s South American JV investment in SuperFrio or Middle Eastern investment in the RSA JV Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

North American Market (1)

Rank	Company	Market Share	Cubic Ft (mm)	# of Facilities
1	Lineage Logistics	30.1%	2,100	312(3)
2	**Americold**	**17.8%**	**1,245**	**195**
3	US Cold Storage, Inc.	5.8%	406	~37
4	Interstate Warehousing, Inc.	1.7%	121	~8
5	FreezPak Logistics	1.7%	115	~11
6	Vertical Cold Storage	1.1%	77	~9
7	Arcadia Cold Storage & Logistics	1.1%	75	~8
8	Conestoga Cold Storage	1.0%	71	~6
9	Congebec, Inc.	0.9%	66	~11
10	CORE X Partners	0.7%	51	~9
TOTAL (5)		62.0%	4,327	

Global Market (2)

Rank	Company	Market Share	Cubic Ft (mm)	# of Facilities
1	Lineage Logistics	11.7%	2,960	482(3)
2	**Americold**	**5.7% (4)**	**1,445 (4)**	**239**
3	US Cold Storage, Inc.	1.6%	406	~37
4	NewCold Coöperatief U.A.	1.0%	255	~15
5	Nichirei Logistics Group, Inc.	0.8%	199	~206
6	Emergent Cold LatAm	0.6%	157	~60
7	Constellation Cold Logistics	0.6%	145	~26
8	Frialsa Frigorificos	0.5%	126	~26
9	Interstate Warehousing, Inc.	0.5%	121	~8
10	FreezPak Logistics	0.5%	115	~12
TOTAL (5)		23.4%	5,930	

Note: Americold portfolio figures as of June 30, 2024. Number of facilities estimated as per publically available information. Figures may not sum due to rounding
(1) 2024 GCCA North American Top 25 List (April 2024), per GCCA website. Market share calculated as a percentage of total market cold storage capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(2) 2024 GCCA Global Top 25 List (April 2024), per GCCA website. Market share calculated as a percentage of total market cold storage capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Lineage Logistics number of facilities per S-11 filed June 26, 2024; market share and cubic feet per 2024 GCCA reports
(4) Figures do not include Americold's South American JV investment in SuperFrio or Middle Eastern investment in the RSA JV
(5) The remaining 38.0% and 76.6% of the North American and global markets consist of ~2.7bn cubic feet and ~19.5bn cubic feet, respectively

6

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity



Potatoes
Beef
Other
Pork
Frozen Produce
Bakery
Distributors (4)
Seafood
Fresh Produce
Beverage
Retail (3)
Packaged Foods (2)
Poultry
Dairy
8%
7%
4%
4%
4%
4%
3%
2%
1%
1%
20%
19%
14%
9%
LTM 6/30/24
WAREHOUSE
REVENUE

~77% of Revenue from Food Manufacturers and ~20% from Retailers

Pro Forma Global Geographic Diversity [1]



Global Warehouse
U.S. Warehouse
South America
Asia-Pacific
Europe
North America
1%
9%
8%
83%
LTM 6/30/24
WAREHOUSE
REVENUE
Central
Southeast
East
West
23%
23%
33%
21%
LTM 6/30/24
TOTAL U.S.
WAREHOUSE
REVENUE

Pro Forma Warehouse Type



Production Advantaged
Distribution
Public Warehouse
Facility Leased
24%
51%
24%
1%
LTM 6/30/24
WAREHOUSE
REVENUE
Production Advantaged
Distribution
Public Warehouse
Facility Leased
28%
44%
27%
1%
LTM 6/30/24
WAREHOUSE
CONTRIBUTION
(NOI)

Note: June 30, 2024 LTM Revenue and NOI pro forma for acquisitions. Figures may not sum due to rounding
(1) Diversification based on warehouse segment revenues for the twelve months ended June 30, 2024
(2) Packaged foods reflect a broad variety of temperature-controlled meals and foodstuffs
(3) Retail reflects a broad variety of product types from retail customers
(4) Distributors reflects a broad variety of product types from distribution customers

7

americold

25 largest customers account for approximately 51% (4) of warehouse revenues, with no customer generating more than 6% (4) of revenues Long-Standing Relationships with Top 25 Customers Have been with Americold for an average of ~37 years 15 customers are investment grade (2) 100% utilize multiple facilities 100% utilize technology integration 88% utilize value-add services 88% utilize committed contracts or leases 80% are in fully dedicated sites 60% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of Q2 2024 (3) Based on LTM warehouse revenues as of June 30, 2024 8

Growing Fixed Commitment Contract Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***57%*** of warehouse rent and storage revenues [1] and
  - ***60%*** of total warehouse segment revenues [2]
- ***8-year*** weighted average stated term [3]
- ***3-year*** weighted average remaining term [3]
- As of June 30, 2024, we had entered into at least one fixed commitment contract or lease with ***22 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- Increase in fixed commitments smooths out seasonality of cash flows
- Our acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We **view this as an opportunity** as we bring these acquisitions onto Americold's commercialization standards

Total LTM Warehouse Rent & Storage Revenue



$919 $936 $969 $1,001 $1,042 $1,064 $1,101 $1,109 $1,107 $1,092
60% 59% 59% 58% 54% 51% 50% 48% 46% 43%
40% 41% 41% 42% 46% 49% 50% 52% 54% 57%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total LTM Warehouse Segment Revenue



$2,199 $2,204 $2,275 $2,325 $2,353 $2,369 $2,361 $2,390 $2,384 $2,413
56% 57% 56% 54% 52% 52% 51% 47% 42% 40%
44% 43% 44% 46% 48% 48% 49% 53% 58% 60%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

Note: Revenues represent LTM figures. Dollars in millions

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of June 30, 2024

(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended June 30, 2024

(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2024

9

americold

$583 $666 $876 $999 $1,102 $1,092 $795 $883 $1,209 $1,304 $1,289 $1,321 $1,377 $1,549 $2,085 $2,303 $2,391 $2,413 2019A 2020A 2021A 2022A 2023A LTM 6/30/24 Rent & Storage Warehouse Services Opportunity to grow Warehouse NOI from both Rent & Storage and recovery of Warehouse Services margin Global Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 32.5% 33.6% 28.1% 30.2% Contribution (NOI) Margin: 27.6% 32.2% 10 $387 $438 $538 $612 $706 $692 $61 $82 $48 $24 $16 $84 $448 $520 $586 $636 $723 $777 2019A 2020A 2021A 2022A 2023A LTM 6/30/24 Rent & Storage Warehouse Services

Same Store Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM Same Store warehouse segment as of June 30, 2024. Illustrative representation scaled to $1. Future results may vary. Figures may not sum due to rounding. (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.41) Other Facility Costs Ex p e n se s R ev e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.44 $0.56 $1.00 Other Services Costs ($0.09) ($0.06) ($0.10) ($0.41) ($0.09) + $0.29 $0.05 $0.33 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 64% 8% 33%N O I – – – – Margin: % WH Total: 86% 14% 100% 11

Disciplined Growth Strategy Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities Global Food Producers and Retailers Outsourcing & Sale- Leaseback Opportunities 9 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 10 Operational Efficiencies & Cost Containment 3 Underwriting & Contract Standardization 2 Rate Escalations / Occupancy Increases 1 Customer-Specific Build-to-Suit & Market-Driven Development 4 Redevelopment & Existing Site Expansion 5 Industry Consolidation 7 Geographic Expansion into New Markets 8 External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 12 Partnerships with DP World and CPKC 6

Organic Growth Initiatives Have Driven Stable Same Store Performance

Historical same store performance is the culmination of active asset management, our integrated network and market position, successful implementation of commercial strategies and disciplined operations focus

Same Store Warehouse Revenue Growth [1]



Actual $ Growth %
1.9%
1.9%
1.3%
6.4%
3.4%
(0.7%)
3.4%
Constant Currency $ Growth %
3.5%
2.3%
0.3%
8.5%
4.3%
0.8%
5.3%
2019
2020
2021
2022
2023
1Q24
2Q24

Total Same Store Warehouse NOI Growth [1]



Actual $ Growth %
3.9%
5.3%
(4.9%)
5.1%
11.8%
8.6%
17.3%
Constant Currency $ Growth %
5.1%
5.6%
(5.8%)
6.7%
12.8%
10.1%
19.3%
2019
2020
2021
2022
2023
1Q24
2Q24

2Q 2024 Same Store Portfolio



Legacy COLD Same Store
Acquired Non-Same Store
Legacy / Redevelopment Non-Same Store
Non-Same Store
3%
1%
7
2
TOTAL COLD WAREHOUSE FACILITIES
235
226
96%
Same Store

Same Store NOI Margin [1]



67.0%
66.8%
65.7%
62.6%
64.9%
64.7%
63.3%
SS Rent & Storage
32.6%
34.1%
32.6%
29.8%
31.4%
34.8%
35.5%
Total SS Warehouse
6.9%
9.3%
8.7%
5.2%
3.5%
10.8%
13.4%
SS Warehouse Services
2019
2020
2021
2022
2023
1Q24
2Q24

Actions taken to address unprecedented COVID-related supply chain and labor disruptions and inflationary pressure have yielded positive results

Note: Figures as of June 30, 2024, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
(1) 2023 results impacted by cyber security incident

13

americold

Expansion and Development Overview

Expansion and Development Opportunities [1]

Recently Completed / Ramping to Stabilization	*Lancaster, PA* *Gateway, GA Phase 2* *Russellville, AR* *Spearwood, Australia* *Plainville, CT*	*Total Estimated Cost* [2] **~$497mm** *Total Estimated Stabilized NOI* [3] **~$55mm** *Reflects projects completed since 2023*
Under Construction	*Allentown, PA* *Kansas City, MO* *Sydney, Australia*	**30.9mm Cu Ft** **~72,000 Pallets** *Estimated Cost to Complete* [4] **~$226mm** ~$21mm spent / ~$248mm total *(2 Expansions / 1 Development)*
Current Development Pipeline [5]	**Estimated Investment $1bn+**	✓ Includes both customer-specific and market-demand ✓ Greenfield developments and expansions ✓ Global opportunities ✓ Automated and conventional facilities ✓ Food manufacturers and retail customers
Expansion Opportunities	**Customer-Specific** **Market-Demand**	+ **Existing Sites for Future Expansion**: **730+ acres of excess developable land** *In current portfolio*

(1) As of June 30, 2024; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Cost to date through June 30, 2024; projects are substantially complete. Additional spending may be incurred for residual cost and retainage. Exchange rates as of June 30, 2024
(3) Based on midpoint of estimated NOI ROIC
(4) Reflects midpoint of Management's estimated cost range to complete as of June 30, 2024
(5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

14

Recent Strategic Partnerships

Our recent strategic partnerships illustrate Americold's unique ability to create value by collaborating with global leaders in the supply chain

DP World

DP WORLD

- In Q4 2022, COLD entered into a strategic agreement with DP World, **a top five global port owner and operator**
  - Broke ground on a **$35mm inaugural flagship development in Dubai**, a DP World's Port of Jebel Ali Free Zone
    - First-of-a-kind development that will combine COLD's global temperature-controlled infrastructure with DP World's port infrastructure and end-to-end logistics solutions
  - DP World moves ~10% of global trade through its seamless, interconnected global network of ports and terminals, economic and free zones, logistics hubs and marine services
  - DP World benefits **from increased traffic through its port locations** due to the new COLD facilities, while COLD **expands its strategic footprint and supports customer growth in key markets**


DP WORLD
DP World

Canadian Pacific Kansas City ("CPKC")

CPKC

- In Q2 2023, COLD entered into a strategic agreement with the CPKC, **one of North America's largest railroad companies**
  - Broke ground on a **$127mm flagship development** with CPKC in their intermodal terminal in Kansas City, comprising of **~14 million cubic feet and ~22k pallet positions**
  - CPKC owns the first and only single-line transnational railroad linking the U.S., Canada and Mexico
  - Will enable the preclearance of frozen product traveling by transnational rail, resulting in **meaningfully lower supply chain costs with more efficient and environmentally friendly transportation** for CPKC and COLD customers


Canadian Pacific Kansas City

15

americold

Completion of Two Automated Facilities for Ahold Delhaize

The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector

Development Overview

- COLD competed the development of **two automated, retail fulfillment centers** for Ahold Delhaize USA ("ADUSA") that will serve ~750 stores in the Northeast and Mid-Atlantic US
  - Upon completion, ADUSA became a **top 25 customer**
  - Ahold Delhaize is the **2nd largest grocer** in the world with **strong investment grade ratings** (S&P: BBB+ / Moody's: Baa1) (1)
- **~$325mm** of total development capital investment (2)
- Lancaster, PA: Commenced operation **in Q1 2023** and is expected to fully stabilize in **Q3 2025**
- Plainville, CT: Commenced operation **in Q4 2023** and is expected to fully stabilize in **Q4 2025**


Plainville, CT

Strategic Rationale

- Provides long-term infrastructure for a **top grocer** in the US
- **20-year commitment** with highly attractive returns
  - **10-12% expected stabilized NOI ROIC** for both sites
- Grocery retail remains **mission-critical** in a post COVID-19 world


Lancaster, PA

Developments at a Glance

Facilities	Lancaster, PA and Plainville, CT
Clear Height	~130 feet
Total Cubic Feet	~23.5mm cubic feet
Total Pallet Positions	~59K pallet positions

Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved
(1) Ratings as of Q2 2024
(2) Reflects Management's estimated total cost as of June 30, 2024

16

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Expansion Overview

- COLD expanded its Russellville, Arkansas facility for a total of **$90mm** in a dedicated build for Conagra Brands
  - Operation completed in **Q3 2023** and is expected to fully stabilize in **Q4 2024**
  - Expected to generate stabilized NOI ROIC of **~10%-12%**
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB- by S&P, Moody's, Fitch (1)



Russellville, AZ

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions

(1) Ratings as of Q2 2024

17

Well-Laddered Balance Sheet with Significant Liquidity

Real Estate Debt Maturity (1)



% of Debt Maturing
-
-
6%
31%
14%
12%
11%
13%
-
12%
-
ESG linked Facility
Revolver Balance (2)
Senior Unsecured Term Loan A-1 (3)
Senior Unsecured Term Loan A-2 (CAD)
Senior Unsecured Term Loan A-3
Series A 4.68% Unsecured Notes due 2026
Series B 4.86% Unsecured Notes due 2029
Series C 4.10% Unsecured Notes due 2030
Series D 1.62% Unsecured Notes due 2031
Series E 1.65% Unsecured Notes due 2033
$620
$183
$200
$375
$270
$400
$350
$430
$376
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

As of June 30, 2024, COLD has total debt outstanding of $3.4 billion

- ✓ COLD's balance sheet is comprised of 95% unsecured and 82% fixed rate debt with a remaining weighted average term of 4.6 years
- ✓ No material debt maturities until 2026

Total Debt Profile

- ✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)



Debt Type
$177
Secured
5%
TOTAL DEBT
$3.4bn
95%
$3,203
Unsecured



Rate Type
$620
Floating
18%
TOTAL DEBT
$3.4bn
82%
$2,760
Fixed

Liquidity

- ✓ Significant Liquidity: ~$0.6bn (4)
  - $510mm Undrawn Senior Unsecured Revolving Credit Facility
    - Interest Rate: Base Rate + 84 bps
- ✓ Minimal near-term debt maturities



Revolver
Availability
$510
92%
TOTAL LIQUIDITY
$0.6bn
8%
Cash
$44

COLD maintains a strong liquidity position and a well-laddered maturity profile

Note: Dollars in millions. Figures based on company filings as of June 30, 2024. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding. The Company issued $500mm senior notes due 2034 post quarter end with net proceeds used to repay a portion of its outstanding revolver balance and for general corporate purposes

(1) Does not include sale-leaseback financing obligations or financing lease obligations
(2) Revolver maturity date assumes the exercise of two six month extension options
(3) Term Loan maturity date assumes the exercise of two 12-month extension options
(4) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less $20.8mm in letter of credit

18

americold

Commitment to Environmental, Social and Governance Initiatives 19 Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 217 facilities  28 ENERGY STAR certified buildings and member of U.S. Green Building Council (USGBC)  2023 GRESB score of 80 (5 points higher than prior year score of 75)  2023 CDP score of C (in line with supply chain companies within CDP’s defined peer set)  32 active Solar projects and 13 active Rainwater Harvesting projects  Completed LED lighting conversions at 193 facilities  Named on Newsweek’s America’s Most Responsible Companies List 2023  Food Logistics magazine’s Top Green Service provider for last four years  Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings Social initiatives  Core Mission: We help our customers feed the world  Serve the public good by maintaining the integrity of food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched a partnership with Feed the Children and key customers to defeat hunger Shareholder-friendly corporate governance  All members of the Board other than the CEO are independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations

53 sustainability projects commenced in 2023 $13M+ INVESTED Certified by the GCCA Energy Excellence Recognition Program 217 TOTAL SITES Renewable energy produced in 2023 20,672 MEGAWATT HOURS (MWh) Shed by 72 sites participating in demand response programs; $1.3 million awarded in demand response 41 MWh In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 emissions since 2021 13% DECREASE With average reduction of ~3.9 million kWh and 2,775 MTCO2 reduction annually 17 NEW LED SITES Environmental by the Numbers Note: 2023 data presented in latest ESG report 20 Commitment to Environmental and Social Initiatives (Cont’d.)